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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 28, 2002

The Wet Seal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-18632	33-0415940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
26972 Burbank Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 583-9029

(Former name or address, if changed since last report)

Item 7.    Financial Statements, Pro-Forma Financial Information and Exhibits

  (a)
  Not Applicable

  (b)
  Exhibits

  99.1
  Press Release of The Wet Seal, Inc. dated February 28, 2002

Item 9.    Regulation FD Disclosure

        On February 28, 2002, The Wet Seal, Inc. (the "Company") issued a press release to announce expected earnings for fourth quarter and fiscal 2001. The Company also announced that it plans to release final earnings results for fiscal 2001 on March 21, 2002, at 5:00 am PST and that it will hold a conference call on March 21, 2002 at 9:00 am PST to discuss fiscal 2001 results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Wet Seal, Inc. (Registrant)
Date: March 5, 2002	By:	/s/ WALTER PARKS
	Name:	Walter Parks
	Title:	Executive Vice President and Chief Financial Officer

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Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURES